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                                                                    Exhibit 99.3

                                    GUARANTY

     THIS GUARANTY (this "Guaranty") is made as of this 20th day of March, 2003 by CARL HARRIS, an individual residing at 324 North Diamond Bar Boulevard, Diamond Bar, California 91765 (the "Guarantor") to and in favor of 2KSOUNDS CORPORATION, a Nevada corporation with its principal offices at 21700 Oxnard Street, Suite 1030, Woodland Hills, California 91367 (the "Holder"), with reference to the following facts:

     A. Pursuant to that certain Subscription Agreement of event date herewith (the "Subscription Agreement") by and between the Big Interactive Group, LLC, a Delaware limited liability company (the "Subscriber") and the Holder, the Holder is selling 90,000,000 shares of its common stock to the Subscriber (the "Shares"), and pursuant to the Subscription Agreement, the Subscriber is required, among other things, to make certain payments to the Holder which payments are to be made by the issuance of that certain Promissory Note of event date herewith by and among the Subscriber and the Holder (the "Note"). Capitalized terms used but not otherwise defined herein shall be given the meaning ascribed thereto in the Note.

     B. As a condition to selling the Shares, the Guarantor, as the sole member of the Subscriber, is required to personally guarantee the obligations of the Subscriber under the Note.

     C. To induce the Holder to sell the Shares to the Subscriber and in consideration thereof, the Guarantor has agreed to so guarantee such obligations of the Subscriber under the Note.

     NOW, THEREFORE, in consideration of the matters described herein above and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

     1. Guaranty. The Guarantor personally guarantees the obligations and liabilities of the Subscriber under the Note, including, without limitation, the Subscriber's obligations to pay principal, interest, and other costs, expenses and damages under the Note, including attorneys' fees (collectively, the "Underlying Obligations") provided however, the Holder shall have the right to pursue recourse liability against the Guarantor for the Underlying Obligations only to the extent that the Holder actually suffers loss, cost, expense or damage (including without limitation attorneys' fees and costs). The Guarantor personally guarantees the Underlying Obligations solely in accordance with the following provisions:

          (a) In the event that the Subscriber fails to timely make any payment of or timely perform any Underlying Obligations, upon notice thereof, the Guarantor immediately shall cause such payment to be made or each of such obligations to be performed, kept, observed or fulfilled.

          (b) The Holder shall have the right to pursue full recourse liability against the Guarantor for the full amount of the Underlying Obligations, in the event of the occurrence of:

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               (i)  the filing by the Subscriber of (and the same is not
dismissed within 30 days), a petition in bankruptcy or a petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the bankruptcy laws of the United States or under any other similar federal, state or other statute relating to relief from indebtedness, or

               (ii) the Subscriber asserting any defense to any obligation under the Note for the sole purpose (as judicially determined) of delaying, hindering or impairing the Holder's rights and remedies thereunder.

The obligations and agreements which are guaranteed by the Guarantor under this
Section 1 shall individually and collectively be referred to as the "Guaranteed Obligations."

     2.   Guaranty Independent.

          (a) The obligations of the Guarantor hereunder are independent of the obligations of the Subscriber under the Note and nothing herein contained shall affect, impair, diminish or qualify any of the rights and remedies of the Holder under the Note. A separate action or actions may be brought and prosecuted against the Guarantor hereunder, whether or not an action is brought against the Subscriber under the Note, and whether or not the Subscriber is joined in any action against the Guarantor. Nothing contained herein shall be deemed or construed to obligate the Holder to pursue or exhaust its remedies against any person or party prior to enforcing its rights under this Guaranty. The Guarantor acknowledges that the obligations undertaken herein involve the guaranty of obligations of parties other than the Guarantor and, in full recognition of that fact, consents and agrees that the Holder may, subject to the terms of the Note, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (i) supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment or the terms of the Underlying Obligations or any part thereof, including, without limitation, any increase or decrease of the rate(s) of interest thereon; (ii) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Underlying Obligations or any part thereof, or the Note to which the Guarantor is not a party or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (iii) accept new or additional instruments, documents or agreements in exchange for or relative to the Note or the Underlying Obligations or any part thereof, (iv) accept partial payments on the Underlying Obligations; (v) receive and hold security or additional guaranties for the Underlying Obligations or any part thereof; (vi) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties and apply any security and direct the order or manner of sale thereof as the Holder in its sole and absolute discretion may determine; (vii) release any party from any personal liability with respect to the Underlying Obligations or any part thereof, (viii) settle, release on terms satisfactory to the Holder or by operation of applicable laws or otherwise liquidate or enforce any Underlying Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and/or
(ix) consent to the merger, change or any other restructuring of the Subscriber and correspondingly restructure the Underlying Obligations, and any such merger, change, restructuring or termination shall not affect the liability of the Guarantor or the continuing

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effectiveness hereof, or the enforceability hereof with respect to all or any part of the Underlying Obligations.

     3. Primary Obligations. This Guaranty is a primary and original obligation of the Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect until the Underlying Obligations have been fully and finally performed and indefeasibly paid and the Subscriber's obligations under the Note have been satisfied. The Guarantor agrees that the Guarantor is directly, jointly and severally with any other guarantor or obligor of the Underlying Obligations, liable to the Holder, that the obligations of the Guarantor hereunder are independent of the obligations of the Subscriber or any other surety or guarantor, and that a separate action may be brought against the Guarantor whether such action is brought against the Subscriber or any other surety or guarantor or whether the Subscriber or any such other surety or guarantor is joined in such action. The Guarantor agrees that the Guarantor's liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by the Holder of whatever remedies it may have against the Subscriber or any other surety or guarantor, or the enforcement of any lien or realization upon any security the Holder may at any time possess. The Guarantor agrees that any release which may be given by the Holder to the Subscriber or any other surety or guarantor shall not release the Guarantor. The Guarantor consents and agrees that the Holder shall be under no obligation to marshal any assets of the Subscriber or any other surety or guarantor in favor of the Guarantor, or against or in payment of any or all of the Underlying Obligations.

     4.   Waivers.

          (a) To the maximum extent permitted by law, the Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Note or the creation or existence of any Guaranteed Obligations; (iii) notice of the amount of the Underlying Obligations, subject, however, to the Guarantor's right to make inquiry of the Holder to ascertain the amount of the Underlying Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of the Subscriber or of any other fact that might increase the Guarantor's risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to the Note; and (vi) notice of any Event of Default under the Note.

          (b) To the maximum extent permitted by law, the Guarantor waives the right by statute or otherwise to require the Holder to institute suit against the Subscriber or to exhaust any rights and remedies which the Holder has or may have against the Subscriber. In this regard, the Guarantor agrees that the Guarantor is bound to the payment of all Underlying Obligations whether now existing or hereafter accruing, as fully as if such Underlying Obligations were directly owing to the Holder by the Guarantor. To the maximum extent permitted by law, the Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Underlying Obligations shall have been fully and finally performed and indefeasibly paid) of the Subscriber or by reason of the cessation from any cause whatsoever of the liability of the Subscriber in respect thereof.

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     5.   Releases. The Guarantor consents and agrees that, without notice to or by the Guarantor and without affecting or impairing the obligations of the Guarantor hereunder, the Holder may, by action or inaction:

          (a) compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce, the Note;

          (b) release all or any one or more parties to the Note or grant other indulgences to the Subscriber or any other person liable to the Holder in respect thereof,

          (c) amend or modify in any manner and at any time (or from time to time) the Note; or

          (d) release or substitute any other surety or guarantor if any, of the Underlying Obligations, or enforce, exchange, release, or waive any security for the Underlying Obligations or any surety or other guaranty of the Underlying Obligations, or any portion thereof.

     6. No Election. The Holder shall have the right to seek recourse against the Guarantor to the fullest extent provided for herein, and no election by the Holder to proceed in one form of action or proceeding, or against any person, or on any obligation, shall constitute a waiver of the Holder's right to proceed in any other form of action or proceeding or against other persons or parties unless the Holder has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by the Holder under any document or instrument evidencing the Underlying Obligations shall serve to diminish the liability of the Guarantor under this Guaranty except to the extent that the Holder finally and unconditionally shall have realized indefeasible payment in full of the Underlying Obligations by such action or proceeding.

     7. Understandings With Respect to Waivers and Consents. The Guarantor warrants and agrees that each of the waivers and consents set forth herein is made with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which all or any of the Guarantor otherwise may have against the Subscriber, the Holder or others, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or applicable law. The Guarantor acknowledges that it has consulted with legal counsel regarding the effect of this Guaranty and the waivers and consents set forth herein. If this Guaranty or any of the waivers or consents herein are determined to be unenforceable under or in violation of applicable law, this Guaranty and such waivers and consents shall be effective to the maximum extent permitted by applicable law.

     8. Indefeasible Payment. The Underlying Obligations shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to the Holder are no longer subject to any right on the part of any person including, without limitation, the Subscriber or any surety or other guarantor of the Underlying Obligations as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of such person's assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or

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to declare same to be fraudulent or preferential.

     9. Attorneys Fees and Costs. If any legal proceeding is brought for the enforcement of this Guaranty, and a final judgment in rendered by a court of competent jurisdiction in connection therewith, the successful or prevailing party shall be entitled to recover from the other party reasonable attorneys' fees and other expenses and costs incurred in connection with such proceeding.

     10. Notices. Unless otherwise specified herein, all notices hereunder shall be in writing and shall be deemed to have been given when delivered by hand, or on the third business day after properly deposited with the United States Postal Service, as certified mail, return receipt requested, postage prepaid, or on the first business day after properly deposited with an overnight courier of national standing, addressed to the address first written above.

     11. Cumulative Remedies. No remedy under this Guaranty or under the Note is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or under the Note, and those provided by law or in equity. No delay or omission by the Holder to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of the Holder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

     12. Severability of Provisions. Any provision of this Guaranty which is prohibited or unenforceable under applicable law, shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

     13. Amendments. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by the parties to be bound. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar right or default or otherwise prejudice the rights and remedies hereunder.

     14. Successors and Assigns. This Guaranty shall be binding upon each of the Guarantor's successors and assigns and shall inure to the benefit of the successors and assigns of the Holder; provided, however, the Guarantor shall not assign this Guaranty or delegate any of the Guarantor's duties hereunder without the Holder's prior written consent (which consent may be granted or withheld in the Holder's sole and absolute discretion). Any assignment without the consent of the Holder shall be absolutely void ab initio. In the event of any assignment or other transfer of rights by the Holder, the rights and benefits herein conferred upon the Holder shall automatically extend to and be vested in such assignee or other transferee.

     15. Governing Law. This Guaranty shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal law of the State of California. The

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Guarantor and the Holder each (i) agree that any legal suit, action or proceeding arising out of or relating to this Guaranty shall be instituted exclusively in California State Superior Court, County of Los Angeles or in the United States District Court for the Central District of California, (ii) waive any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum, and (iii) irrevocably consent to the sole and exclusive jurisdiction of the California State Superior Court, County of Los Angeles, and the United States District Court for the Central District of California in any such suit, action or proceeding, and the Guarantor further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in California State Superior Court, County of Los Angeles, or in the United States District Court for the Central District of California and agrees that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding.

     16. Termination. This Guaranty shall automatically terminate immediately upon the payment in full of the Underlying Obligations.

     IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty as of the date set forth in the first paragraph hereof.

                                                           GUARANTOR:

                                                           By: /s/ Carl Harris
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                                                               Carl Harris

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